SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

March 3, 2008
Date of Report (Date of earliest event reported)

ASIAN DRAGON GROUP INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 000-52268
(Commission File Number)

98-0418754
(IRS Employer Identification Number)

1100 – 475 Howe Street, Vancouver, British Columbia, Canada V6C 2B3
(Address of principal executive offices)

(604) 801-5995
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4. Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

On March 3, 2008, Asian Dragon Group, Inc. (the “Company”) engaged Madsen & Associates CPA’s Inc., an independent registered public accounting firm, as the Company’s new principal independent accountant and accordingly dismissed Schumacher & Associates, Inc. CPAs this same day.

Schumacher & Associates, Inc. CPAs audited the financial statements of the registrant for the period from August 15, 2006 (date of inception) through August 31, 2006 and the full fiscal year ending August 31, 2007 and was engaged by the Company as its independent accountant until March 3, 2008.

Schumacher & Associates, Inc.’s reports in each of the past two years, and the subsequent interim period ended November 30, 2007 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than reflecting an uncertainty as to the Company’s ability to continue as a going concern.

The decision to change our principal independent accountant was approved by the board of directors of the Company.

There were no disagreements with Schumacher & Associates Inc. on any matter of accounting principal or practices, financial statement disclosure, or auditing scope or procedure during the two most recent fiscal years or any later interim period, other than as described in the following paragraph.

During the audit of the Company’s 2007 financial statements, Schumacher & Associates Inc. and the Company conducted discussions relating to various contract details and disclosures and on August 31, 2007, the Company filed a Current Report on Form 8-K to amend and address these issues. Subsequently, the Company filed an amendment to this filing through a Form 8-K/A on November 29, 2007 which further clarified information included in the August 31st filing.

We provided Schumacher & Associates, Inc. with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from Schumacher & Associates, Inc. is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Madsen & Associates CPA’s Inc. were not engaged by the Company during the two most recent fiscal years and the subsequent interim period as either principal accountant to audit our financial statements or as a consultant.

Item 9.01  Financial Statement and Exhibits

(d) Exhibits.

The following Exhibits are attached to this Form 8-K:

Exhibit 16.1 - Letter from Schumacher & Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ John Karlsson
John Karlsson
President & CEO, Board Chair
Dated:  March 6, 2008